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                                                                    EXHIBIT 10.1

                                                                  EXECUTION COPY

                                FIRST AMENDMENT
                                     TO THE
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

        FIRST AMENDMENT, dated as of May 22, 2002 (this "First Amendment"), to the SECOND AMENDED AND RESTATED CREDIT AGREEMENT, dated as of June 28, 2001 (as amended, supplemented or otherwise modified through but not including the date hereof, the "Credit Agreement"; All capitalized terms used herein without definition shall have the same meanings herein as set forth therein), by and among TRANSWESTERN PUBLISHING COMPANY, LLC, a Delaware limited liability company (the "Company"), WORLDPAGES, INC., a Delaware corporation and a wholly owned Subsidiary of the Company ("WPZ"), TWP CAPITAL CORP. II, a Delaware corporation and a wholly owned Subsidiary of the Company ("TWP Capital II"; the Company, WPZ and TWP Capital II, collectively, the "Borrowers"), the Lenders from time to time parties thereto, CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK AGENCY, as administrative agent (in such capacity, the "Administrative Agent"), WACHOVIA BANK, NATIONAL ASSOCIATION (as successor through merger with First Union National Bank), as Syndication Agent, and FLEET NATIONAL BANK, as Documentation Agent.

                              W I T N E S S E T H:

        WHEREAS, the Borrowers, the Lenders, the Administrative Agent, the Syndication Agent, the Documentation Agent and certain other parties have entered into the Credit Agreement; and

        WHEREAS, the Borrowers desire that the Lenders consent to the amendment of certain provisions of the Credit Agreement to allow the Borrowers to pay dividends to Holdings so that Holdings may repurchase the Senior Discount Notes;

        NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the Borrowers, the Administrative Agent and the Required Lenders hereby agree as follows:


        SECTION 1. Amendment to Subsection 6.8. Subsection 6.8 of the Credit Agreement is hereby amended by deleting the word "and" at the end of clause (f), deleting the period at the end of clause (g) and, substituting in lieu thereof, a semi-colon and adding the following new clause (h):

        (h) so long as no Default or Event of Default shall have occurred and be continuing or would result therefrom, the Company may, from time to time after the First Amendment Effective Date, pay cash dividends to Holdings in an amount sufficient to permit Holdings to repurchase, and solely for the purpose of permitting Holdings to
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    repurchase, in bona fide arm's length transactions, at one time or from time to time, in whole or in part, the Senior Discount Notes.

        SECTION 2. Conditions to Effectiveness. This First Amendment shall be deemed effective as of the date when each of the following conditions have been satisfied (such date, the "First Amendment Effective Date"):

            (a) First Amendment. The Administrative Agent shall have received counterparts of this First Amendment, duly executed by Borrowers, the Administrative Agent and the Required Lenders.

            (b) No Default or Event of Default. On and as of the date hereof and after giving effect to this First Amendment, no Default or Event of Default shall have occurred and be continuing.

            (c) Representations and Warranties. The representations and warranties made by the Borrowers in the Credit Agreement after giving effect to this First Amendment and the transactions contemplated hereby shall be true and correct in all material respects on and as of the date hereof as if made on such date, except that where such representations and warranties relate to an earlier date, such representations and warranties shall be true and correct in all material respects as of such earlier date; provided that all references to the Credit Agreement in such representations and warranties shall be and are deemed to mean this First Amendment as well as the Credit Agreement as amended hereby.

        SECTION 3. Reference to an Effect on the Loan Documents. On and after the First Amendment Effective Date, (a) each reference to the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby. The execution, delivery and effectiveness of this First Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents. Except as expressly amended herein, all of the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect in accordance with the terms thereof and are hereby in all respects ratified and confirmed.

        SECTION 4. Headings. Section headings used in this First Amendment are for convenience of reference only, are not part of this First Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this First Amendment.

        SECTION 5. Counterparts. This First Amendment may be executed in two or more counterparts (including by facsimile transmission), each of which shall constitute an original, but all of which when taken together shall constitute but one instrument. The execution and delivery of this First Amendment by any Lender shall be binding upon each of its successors and assigns (including transferees of its commitments and Loans in whole or in part prior to

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effectiveness hereof) and binding in respect of all of its commitments and
Loans, including any acquired subsequent to its execution and delivery hereof and prior to the effectiveness hereof.

        SECTION 6. Expenses. The Borrowers agree to reimburse the Administrative Agent, for all its reasonable costs and out-of-pocket expenses incurred in connection with the preparation and delivery of this First Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

        SECTION 7. GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

    [Remainder of page left blank intentionally; Signature pages to follow.]


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